UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 3, 2007

BARRETT BUSINESS SERVICES, INC.

(Exact name of registrant as specified in charter)

Maryland

(State or other jurisdiction of incorporation)

0-21886

(SEC File Number)

52-0812977

(IRS Employer Identification No.)

8100 N.E. Parkway Drive, Suite 200

Vancouver, Washington	98662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(360) 828-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 3, 2007, Barrett Business Services, Inc. (the "Company") issued a press release announcing that it has completed its acquisition (the "Transaction") of certain assets of Phillips Temps, Inc. (“Phillips”), a privately-held staffing company with headquarters in Denver, Colorado. The Company previously announced the proposed terms of the Transaction on November 6, 2007.

The press release announcing completion of the Transaction is attached as Exhibit 99.1 to this report and incorporated by reference.

Statements in this report that are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including statements relating to the Transaction's effects on the Company's financial performance, are subject to risks and uncertainties, such as those relating to the Company's ability to integrate the acquired assets with the Company's existing business and other factors referenced in the attached press release. The Company disclaims any obligation to publicly announce future events or developments in this matter.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits: The following exhibit is furnished with this Form 8-K:

99.1 Press Release dated December 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.
Dated: December 4, 2007	By:	/s/ Michael D. Mulholland
Michael D. Mulholland Vice President – Finance, Treasurer and Secretary